Exhibit 32.1


                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE
                   SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report of Epolin, Inc. (the "Company") on Form 10-KSB/A for the period ended February 29, 2004, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

      (1)   The  Report  fully complies with the requirements  of
Section  13(a) or 15(d) of the Securities Exchange Act  of  1934;
and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: December 8, 2004             By:/s/Murray S. Cohen
                                    Murray S. Cohen,
                                    Chairman of the Board and
                                    Chief Executive Officer
                                    (Principal Executive Officer)



Dated: December 8, 2004             By:/s/James Ivchenko
                                    James Ivchenko,
                                    President (Principal Financial
                                    Officer)